Exhibit 99.1 American Gas Association Financial Forum – May 2018 Thomas P. Meissner, Jr. Chairman, Chief Executive Officer and President

Safe Harbor Provision This presentation contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding Unitil Corporation’s (“Unitil”) financial condition, results of operations, capital expenditures, business strategy, regulatory strategy, market opportunities, and other plans and objectives. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue”, the negative of such terms, or other comparable terminology. These forward-looking statements are neither promises nor guarantees, but involve risks and uncertainties that could cause the actual results to differ materially from those set forth in the forward-looking statements. Those risks and uncertainties include: Unitil’s regulatory environment (including regulations relating to climate change, greenhouse gas emissions and other environmental matters); fluctuations in the supply of, demand for, and the prices of energy commodities and transmission capacity and Unitil’s ability to recover energy commodity costs in its rates; customers’ preferred energy sources; severe storms and Unitil’s ability to recover storm costs in its rates; general economic conditions; changes in taxation; variations in weather; long-term global climate change; catastrophic events; numerous hazards and operating risks relating to Unitil’s electric and natural gas distribution activities; Unitil’s ability to retain its existing customers and attract new customers; Unitil’s energy brokering customers’ performance and energy used under multi-year energy brokering contracts; increased competition; integrity and security of operational and information systems; publicity and reputational risks; and other risks detailed in Unitil’s filings with the Securities and Exchange Commission, including those appearing under the caption “Risk Factors” in Unitil’s Annual Report on Form 10-K for the year ended December 31, 2017. Readers should not place undue reliance on any forward looking statements, which speak only as of the date they are made. Except as may be required by law, Unitil undertakes no obligation to update any forward-looking statements to reflect any change in Unitil’s expectations or in events, conditions, or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. 2

About Unitil Our mission is to provide energy for life—safely, reliably, cost-effectively and responsibly—to a growing number of customers with a high-performing workforce • Unitil Corporation is a public utility holding company engaged in the local distribution of natural gas and electricity to residential, commercial and industrial customers throughout its service areas • Attractive and diverse service areas • Regulated utility operations span three different jurisdictions across the states of New Hampshire, Massachusetts and Maine, in addition to FERC • 186,300 total utility customers, including 105,000 electric and 81,300 natural gas customers • Additionally, provides non-regulated energy brokering and advisory services to a national client base of large commercial and industrial customers through Usource 3

Service Area Highlights Portland & Southern Maine Portland is the largest city north of Boston Greater Portland is responsible for more than half of the total gross state product Best Places to Live (Money Magazine)Portsmouth and Seacoast NH NH’s fastest growing area and is a cultural hub located evenly between Boston and Portland Portsmouth has experienced hundreds of millions of dollars of new hotel, residential, and commercial investments in recent years Major industrial center in Portsmouth with over 250 large businesses Concord & Capital Region NH Stable government-driven economy and regional spending Central Massachusetts Fitchburg area is revitalizing and becoming a bedroom community for Boston commuters 4

Recent Highlights Generating record sales margin, earnings and customers served 9% annual growth in Net Income since 2014 Continue to focus on superior operational performance to ensure the safe and reliable delivery of natural gas and electricity Exceeding all service quality metrics for safety, reliability, and customer service Robust capital spending Gas expansion and infrastructure replacement Electric reliability, capacity enhancement and substation investments New customer information system Successfully executing on regulatory strategy achieving an ROE of 9.9% Completed two base rate cases for Northern Utilities in Maine and New Hampshire Gas & Electric Sales Margin ($ in millions) 4% CAGR $201.9 $204.1 $187.4 $191.7 $178.2 2014 2015 2016 2017 LTM 03/2018 Net Income ($ in millions) 9% CAGR $32.2 $29.0 $27.1 $26.3 $24.7 2014 2015 2016 2017 LTM 03/2018 5

Market Performance Unitil has outperformed both the broader market and utility peers over the past five years Comparative 5-Year Total Returns 120% 100% 80% 5-Year Total Return Unitil – 99% 60% S&P 500 Utilities – 55% 40% S&P 500 – 87% 20% 0% Mar-13 Mar-14 Mar-15 Mar-16 Mar-17 Mar-18 Unitil S&P 500 Utilities S&P 500 6

Increasing Dividends and Retention Since incorporation in 1984, Unitil has continuously paid quarterly dividends On January 30, 2018, Unitil announced a $0.02 annual increase in the dividend for the fourth consecutive year to a 2018 annualized dividend level of $1.46 per share Payout ratio has declined from 77% in 2014 to 65% in LTM 03/2018 Earnings Payout and Plowback ($ in millions) Retained Earnings Dividends Payout $40 100% $32 80% $24 60% $16 40% $8 20% $0 0% 2014 2015 2016 2017 LTM 03/2018 7

Exceeding Customer Expectations • 90% of Unitil customers report being satisfied Customer Satisfaction with their service 90% 88% • Ranked #1 in New England for reliable service, being responsive to customer needs, 84% 83% and being a company customers can trust 81% • Successfully implemented state of the art Customer Information System (“CIS”) • Modernized billing system and enhanced 2013 2014 2015 2016 2017 emphasis on digital communications • Improved customer communication channels to provide for dynamic rate design and storm response capabilities • Awarded New Hampshire Red Cross Corporate Hero Award in honor of the Company’s commitment to stronger, safer communities 8

Operational Excellence

- Best in class gas emergency response and safety programs
  - 2017 Northeast Gas Association Excellence in Health & Safety Award
  - Gas emergency response time of >99% to natural gas odor calls, exceeding regulatory standards
  - On going cast iron replacement programs leading the region at 91% modernized
- Excellent electric system reliability performance
  - System Average Interruption Duration Index below 100 minutes for three consecutive years
- Continued strong performance recovering from major storms
  - Awarded Edison Electric Institute's 2017 Mutual Aid Assistance award for response to Hurricane Irma
  - Industry-leading vegetation management programs

Modernization Progress - Unitil Gas System vs. New England Peers(1)



74%
91%
New England Peer Average
Unitil

Average Minutes of Interruption Experienced by Customers



Minutes/Year
200
160
120
80
40
0
(9)% CAGR
2010
2011
2012
2013
2014
2015
2016
2017

(1) Chart reflects percentage of modern plastic and cathodically-protected steel distribution mains divided by system total mains. Peer average consists of publicly disclosed mileage information from companies operating in Massachusetts, New Hampshire and Maine

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Strong Growth • Gas growth investments including on-the-main Weather-Normalized Therm Sales(1) growth opportunities, system expansion projects, Targeted Area Buildout (TAB) program and 12% Increase infrastructure replacement • 60% on the main penetration providing thousands of potential low cost customer conversions • Installed approximately 100 miles of new distribution mains since 2013 contributing to an increase in weather normalized sales of 12% • Two TAB programs currently in place targeting entire 2013 LTM 03/2018 towns with the potential to add 3,000 customers Grid Modernization Initiatives • Grid Modernization policy initiatives in MA and NH support new investment in the electric distribution system • Initial three-year regulatory approval received – total spending of over $25 million expected over ten years in MA • NH plan in process with preliminary spending of over $60 million10 (1) Excludes decoupled gas sales

Natural Gas Advantage

- On a retail-delivered basis, natural gas is approximately 30% less expensive than retail fuel oil
- Recently, natural gas prices have been low and relatively stable while oil prices have experienced volatility and price increases
- Long-term growth potential
  - High heating oil use region with relatively low penetration of natural gas in our service areas provides favorable conditions for growth

Current Retail Cost Comparison


$2,500
$2,000
$1,500
$1,000
$500
$0
Annual Residential Heating Cost
Gas
Fuel Oil

Historical Price Comparison


$8
$6
$4
$2
$0
$'s per million btu
$80
$60
$40
$20
$0
$'s per bbl
Jan-17
Apr-17
Jul-17
Oct-17
Jan-18
Apr-18
Henry Hub
West Texas Intermediate

Source: Unitil estimates for residential customers

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Robust Economic Development 12

Investment and Rate Base Growth • Total capital budget of $104 million in 2018 • About 45% recoverable under capital trackers • Additional ~30% will be spent on growth projects that add new customers, revenue and expand system for future growth • Expect to maintain future rate base growth • Robust service areas – committed to investing in utility infrastructure and expanding customer base • Significant natural gas price advantage drives gas customer conversion and acquisition opportunities • Grid modernization initiatives in New Hampshire and Massachusetts Historical Capital Spending Growth in Rate Base ($ in millions) ($ in millions) $150 $1,000 7% CAGR 7% CAGR $120 $800 $90 $600 $60 $400 $30 $200 $0 $0 2013 2014 2015 2016 2017 2014 2015 2016 2017 Q1 2018 Gas Electric Other Gas Electric Transmission 13

Constructive Regulation • Consistently achieving equity returns in line with authorized returns of 9.5%-9.8% • Constructive regulatory environment supporting investment and growth • Significant regulatory activities including completion of two base rate cases in 2018 in addition to long-term rate plans or cost trackers established across all utility subsidiaries Return on Equity 9.9% 9.7% 9.5% 9.5% 9.2% 2014 2015 2016 2017 LTM 03/2018 14

Financial Strength • Investment grade rating • Standard & Poor’s issuer rating of BBB+ across Unitil Corporation and its subsidiaries • Moody’s issuer rating of Baa2 (Unitil Corporation and Granite State) and Baa1 (Unitil Energy, Fitchburg, and Northern Utilities) • Balanced capital structure • Approximately 50% equity and 50% long-term debt Stockholder’s Long-Term Stockholder’s Equity Long-Term Debt Equity Debt • Well positioned to refinance higher cost long-term debt over the next few years with sinking fund retirements of $30.1 million in 2018 at a weighted average interest rate of 6.3% • Sinking fund retirements of $105.5 million (~26% of existing long-term debt) with a weighted average interest rate of 6.6% over the next five years 15

Key Investment Highlights • Regulated local distribution utility business model • Growing service areas and customer base • Diversified natural gas and electric operations • Dividend strength • Experienced management team 16